Other Financial Statement Disclosures	3 Months Ended
Mar. 31, 2018
Other Financial Statement Disclosures [Abstract]
Other Financial Statement Disclosures
Other Financial Statement Disclosures
Accounts Receivable – The following table sets forth the components of Receivables - trade and other (in millions):

	March 31, 2018	December 31, 2017
Trade	$187.8	$195.8
Income tax	8.0	8.0
Other	7.0	9.0
Total Receivables - trade and other	$202.8	$212.8

Accrued Liabilities – The following table sets forth the components of Accrued liabilities (in millions):

	March 31, 2018	December 31, 2017
Pension and other postretirement benefits	$22.1	$27.0
Compensation and related employee costs	45.6	69.0
Interest	40.9	32.0
Income taxes	12.0	15.4
Other	19.1	15.7
Total Accrued liabilities	$139.7	$159.1

Long-term Debt – Long-term debt consisted of the following (in millions):

	March 31, 2018	December 31, 2017
7.875% Senior Notes, due August 2019 ($201.4 million principal amount; 8.0% effective rate)	$200.9	$200.9
4.875% Senior Notes, due June 2022 ($620.8 million principal amount; 4.7% effective rate)	624.4	624.6
4.75% Senior Notes, due January 2024 ($398.1 million principal amount; 4.8% effective rate)	396.0	395.9
7.375% Senior Notes, due June 2025 ($500 million principal amount; 7.4% effective rate)	497.6	497.5
5.4% Senior Notes, due December 2042 ($400 million principal amount; 5.4% effective rate)	395.2	395.1
5.85% Senior Notes, due January 2044 ($400 million principal amount; 5.9% effective rate)	396.4	396.3
Total carrying value	$2,510.5	$2,510.3

Revolving Credit Facility
Availability under the Revolving Credit Facility is $1.50 billion through January 23, 2019, declining to $1.44 billion through January 23, 2020, and to approximately $1.29 billion through the maturity in 2021. As of March 31, 2018, no amounts were outstanding and $5.0 million in letters of credit had been issued under the Revolving Credit Facility leaving remaining availability of $1.495 billion.
Advances under the Revolving Credit Facility bear interest at LIBOR or Base Rate plus an applicable margin, which is dependent upon the Company's credit ratings. The applicable margins for LIBOR and Base Rate advances range from 1.125% - 2.0% and 0.125% - 1.0%, respectively. The Company is also required to pay a commitment fee on undrawn amounts of the Revolving Credit Facility, which ranges from 0.125% to 0.35%, depending on the Company's credit ratings.
The Revolving Credit Facility requires the Company to maintain a total debt-to-capitalization ratio of less than or equal to 60%. The Company's consolidated debt to total capitalization ratio at March 31, 2018, was 32%. Additionally, the Revolving Credit Facility has customary restrictive covenants that, including others, restrict the Company's ability to incur certain debt and liens, enter into certain merger and acquisition agreements, sell, transfer, lease or otherwise dispose of all or substantially all of the Company's assets and substantially change the character of the Company's business from contract drilling.
Debt Reductions
In December 2016, the Company commenced cash tender offers for $750 million aggregate principal amount of the Subject Notes issued by the Company (the "Tender Offers"). The Tender Offers expired on January 3, 2017; however, there was also an early tender expiration on December 16, 2016 which provided for an early tender premium. Subject Notes validly tendered and accepted for purchase prior to the early tender expiration time on December 16, 2016, received tender offer consideration plus an early tender premium. As a result of the Tender Offers, in December 2016, the Company paid $490.5 million to repurchase $463.9 million aggregate principal amount of outstanding Subject Notes, consisting of $265.5 million of the 2017 Notes, $186.7 million of the 2019 Notes, $9.8 million of the 2022 Notes and $1.9 million of the 2024 Notes, and recognized a $33.6 million loss on the early extinguishment of debt which included approximately $5.9 million of bank and legal fees.
In January 2017, at the expiration of the Tender Offers, the Company paid $32.8 million to repurchase an additional $34.6 million aggregate principal amount of outstanding Subject Notes, consisting of $0.1 million of the 2017 Notes, $0.9 million of the 2019 Notes and $33.6 million of the 2022 Notes.
On January 9, 2017, the Company called for redemption $92.1 million aggregate principal amount of the 2017 Notes that remained outstanding and on February 8, 2017, the Company paid $94.0 million to redeem such notes.
Debt Guarantee and Other Provisions
The Senior Notes are RCI’s senior unsecured obligations and rank senior in right of payment to all of its subordinated indebtedness and pari passu in right of payment with any of RCI’s future senior indebtedness, including any indebtedness under RCI’s senior Revolving Credit Facility. The Senior Notes rank effectively junior to RCI’s future secured indebtedness, if any, to the extent of the value of its assets constituting collateral securing that indebtedness and to all existing and future indebtedness of its subsidiaries (other than indebtedness and liabilities owed to RCI).
The Senior Notes are fully and unconditionally guaranteed on a senior and unsecured basis by Rowan plc (see Note 12).
All or part of the Senior Notes may be redeemed at any time for an amount equal to 100% of the principal amount plus accrued and unpaid interest to the redemption date plus the applicable make-whole premium, if any.
The 2025 Notes contain a provision whereby upon a change of control repurchase event, as defined in the indenture governing the 2025 Notes, the Company may be required to make an offer to repurchase all outstanding notes at a price in cash equal to 101% of the aggregate principal amount of the notes repurchased, plus any accrued and unpaid interest to the repurchase date. Otherwise, the 2025 Notes contain substantially the same provisions as the Company’s other Senior Notes.
Other provisions of the Company's debt agreements limit the ability of the Company to create liens that secure debt, engage in sale and leaseback transactions, merge or consolidate with another company and, in the event of noncompliance, restrict investment activities and asset purchases and sales, among other things. The Company was in compliance with its debt covenants at March 31, 2018.
Supplemental Cash Flow Information – Accrued capital expenditures, which are excluded from capital expenditures in the Condensed Consolidated Statements of Cash Flows until settlement, totaled $17.0 million and $15.9 million at March 31, 2018 and 2017, respectively.
On January 5, 2018, the Company purchased two 2013 Le Tourneau Super 116E jack-up rigs, the Bess Brants and Earnest Dees, formerly, P-59 and P-60, respectively, which were both delivered new into service in 2013, in a public auction from a subsidiary of Petroleo Brasileiro S.A. (“Petrobras”). The purchase price was $38.5 million per unit, or an aggregate $77.0 million, of which $7.7 million was paid as a deposit in December 2017. The remaining balance of $69.3 million as well as $1.5 million in transaction costs were paid in January 2018.
Income Taxes– In accordance with US GAAP for interim reporting, the Company has historically estimated its full-year effective tax rate and applied this rate to ordinary income or loss for the reporting period. The Company has determined that since small changes in estimated ordinary income would result in significant changes in the estimated annual effective tax rate this historical method would not provide reliable results for the quarter ended March 31, 2018. Therefore, a discrete year-to-date method of reporting was used for the quarter ended March 31, 2018. The Company provides for income taxes based upon the tax laws and rates in effect in the countries in which it conducts operations. The amounts of the provisions are impacted by such laws and rates and the availability of deductions, credits and other benefits in each of the various jurisdictions. Overall effective tax rate may therefore vary considerably from quarter to quarter and from year to year based on the actual or projected location of operations, levels of income, intercompany gains or losses, and other factors.
On December 22, 2017, the U.S. government enacted tax legislation commonly referred to as the U.S. Tax Act. The U.S. Tax Act significantly changes U.S. corporate income tax laws including but not limited to reducing the U.S. corporate income tax rate from 35% to 21%, requiring a one-time transition tax on mandatory deemed repatriation of certain unremitted non-U.S. earnings as of December 31, 2017, and changing how non-U.S. subsidiaries are taxed in the U.S. as of January 1, 2017. The Company is applying the guidance in accordance with the SEC Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act ("SAB 118") that allows provisional estimates for the tax effects of the U.S. Tax Act. As of March 31, 2018, the Company is still in the process of gathering data and completing its analysis on the U.S. Tax Act that includes the one-time transition tax, U.S. tax on non-U.S. subsidiaries, related net operating losses and valuation allowance, and have made no change with respect to the provisional amounts recorded. The provisional estimates will be finalized within one year from the date of enactment as allowed under SAB 118.

The effective tax rate for the three months ended March 31, 2018 was (5.9)% as a result of tax expense on pre-tax loss, compared to 74.2% as a result of a tax expense on pre-tax income for the comparable prior-year period ended March 31, 2017.
The Company recognized an income tax provision of $6.2 million for the three months ended March 31, 2018, compared to an income tax provision of $29.7 million for the comparable period of 2017. The decrease of $23.5 million is primarily attributed to the current period estimate using a discrete year-to-date interim reporting method and the impact from the three months ended March 31, 2017 of additional deferred tax expense related to a) restructuring and b) an increase in valuation allowance on Luxembourg deferred tax assets.
The Company has not provided deferred income taxes on certain undistributed earnings of non-U.K. subsidiaries. No subsidiary of RCI has a plan to distribute earnings to RCI in a manner that would cause those earnings to be subject to U.S., U.K., or other local country taxation. If facts and circumstances cause a change in expectations regarding future tax consequences, the resulting tax impact could have a material effect on the Company's consolidated financial statements.